UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, DC 20549

                     FORM 8-K


    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                  June 5, 2006

              THE WASHINGTON POST COMPANY
(Exact name of registrant as specified in its charter)

    Delaware	     1-6714	          53-182885
 (State or other   (Commission File      (IRS Employer
  jurisdiction of     Number)	    Identification No.)
  incorporation)


   1150 15th Street, N.W.			20071
      Washington, D.C.			     (Zip Code)
   (Address of principal
     executive offices)

                    (202) 334-6000
(Registrants telephone number, including area code)

			Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425
	under the Securities Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12
	under the Exchange Act (17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to
	Rule 14d-2(b) under the Exchange Act (17 CFR
	240.14d-2(b))
[  ]	Pre-commencement communications pursuant to
	Rule 13e-4(c) under the Exchange Act (17
	CFR 240.13e-4(c))


Section 8 - Other Events

Item 8.01 Entry into a Material Definitive Agreement

	On June 5, 2006, following approval by the Compensation Committee of the Board of Directors
(the Committee) of The Washington Post Company (the
Company), the Company entered into a performance-based retention arrangement with Mr. Jonathan Grayer, the Chairman and Chief Executive Officer of its subsidiary, Kaplan, Inc. (Kaplan). The arrangement is designed to retain and extend Mr. Grayers service to Kaplan. The arrangement provides, among other things, that the Company will grant Mr. Grayer shares of Kaplan common stock and options to purchase shares of Kaplan common stock. Combined with the options and shares Mr. Grayer already holds, these new grants will bring his total holdings of shares and shares under option to 5.01% of all outstanding Kaplan shares. In addition, the arrangement provides Mr. Grayer with the opportunity to be awarded additional shares in the future, subject to performance standards, and in lieu of amounts that would otherwise be paid to him as cash bonuses. The number of shares that may be so issued will depend not only on the extent to which performance targets are achieved, but also on the then-current fair market value of Kaplan common stock. The Compensation
Committee of the Board estimates that if the Executive were awarded all the common shares for which he might in the future be eligible under this arrangement, such additional grants could represent, in the aggregate, approximately an additional 1% of shares of Kaplan common stock.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

    Item 9.01(c) Exhibits

    Exhibit No.	Description

    99.1	Agreement, dated as of June 5, 2006,
		between Mr. Jonathan Grayer and The
		Washington Post Company, relating
		performance-based retention
		arrangements.

    99.2	Stockholders Agreement, dated as of
		June 5, 2006, among The Washington
		Post Company, Kaplan, Inc. and
		Mr. Jonathan Grayer.



			SIGNATURE

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				The Washington Post Company
					(Registrant)

Date June 5, 2006  		/s/ John B. Morse, Jr.
					(Signature)

				John B. Morse, Jr.
				Vice President, Finance

EXHIBIT INDEX


Exhibit No.	Description


Exhibit 99.1	Agreement, dated as of June 5, 2006,
		between Mr. Jonathan Grayer and The
		Washington Post Company, relating
		performance-based retention
		arrangements.

Exhibit 99.2	Stockholders Agreement, dated as of
		June 5, 2006, among The Washington
		Post Company, Kaplan, Inc. and
		Mr. Jonathan Grayer.